The patient investor

QUARTERLY REPORT: 12/31/19

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Ariel International Fund

Ariel Global Fund

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PLEASE NOTE: Beginning March 31, 2021, quarterly reports will no longer be automatically sent by mail. See inside for more information.

Slow and steady wins the race.

Beginning on March 31, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by following the three easy steps described on our website at arielinvestments.com/e-delivery.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling us at 800.292.7435 or, if applicable, by contacting your intermediary. Your election to receive reports in paper will apply to all Funds held within the Ariel Investment Trust fund complex or held through your financial intermediary.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

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One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies. Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests primarily in equity securities of companies of any size in order to provide investors access to superior opportunities in companies of all market capitalizations. Ariel Focus Fund is a non-diversified fund in that it generally holds only 20-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

TURTLE TALK
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Time to Short Apple

Rupal Bhansali elaborates on her contrarian stock picks as part of the Barron’s 2020 Roundtable. To read the full story, visit our website at arielinvestments.com.
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LEARNING FROM WORKING

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 12/31/19

	4Q19	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	8.78%	24.67%	7.64%	6.69%	11.54%	11.02%

Russell 2500TM Value Index	7.07	23.56	6.12	7.18	11.25	10.94

Russell 2500TM Index	8.54	27.77	10.33	8.93	12.58	10.72

S&P 500® Index	9.07	31.49	15.27	11.70	13.56	10.56
* The inception date for Ariel Fund is 11/06/86.
Average annual total returns as of 12/31/19

	4Q19	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	8.27%	24.60%	7.24%	5.44%	10.55%	10.39%

Russell Midcap® Value Index	6.36	27.06	8.10	7.62	12.41	11.25

Russell Midcap® Index	7.06	30.54	12.06	9.33	13.19	11.30

S&P 500® Index	9.07	31.49	15.27	11.70	13.56	9.97

* The inception date for Ariel Appreciation Fund is 12/01/89.

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For the three months ending December 31, 2019, Ariel Fund gained +8.78% during the quarter, outperforming the Russell 2500 Value and the Russell 2500 indices which earned +7.07% and +8.54% respectively. Strength in our Financial and Producer Durables names easily overcame sagging Consumer Staples and Health Care performance. Ariel Appreciation Fund’s +8.27% return surpassed its primary and secondary benchmarks: +6.36% for the Russell Midcap Value Index and +7.06% for the Russell Midcap Index. The Fund was boosted by broad-based Producer Durables, Consumer Discretionary and Financial gains, while isolated Materials & Processing and Consumer Staples stocks weighed down results.

A strong quarter capped off what we view as a fantastic year! Ariel Fund rose +24.67% compared to +23.56% for the Russell 2500 Value Index and +27.77% for the Russell 2500 Index. And although Ariel Appreciation Fund’s +24.60% absolute return is commendable, its relative results lagged the Russell Midcap Value and Russell Midcap indices which advanced +27.06% and +30.54% respectively.

In broad strokes, large companies continued to outperform smaller ones and growth stocks maintained their dominance over their value counterparts in 2019.

Accordingly, the S&P 500 Index posted a stunning +31.49% return. As The Wall Street Journal noted, “The tech sector…has risen 47% in the S&P 500 this year, by far the biggest gain among the index’s 11 sectors.” The fact that this 10-year growth phenomenon is so long in the tooth actually fuels our enthusiasm for our value positioning. As one market watcher told Forbes, “…while growth stocks have returned 16.3% over the past decade, their historical return dating back to 1926 is 9.7% and is probably a better indicator of future returns. Value stocks over the past decade have returned 12.9% but their historical returns dating back to 1926 have been 12.7%, over a 3% premium over growth stocks.”1 If you believe in mean reversion—let alone the striking valuation disparity—value should be the place to be in the 2020s.

LEARNING FROM WORKING

Investors are known to read for a living. In addition to our daily doses of general interest and business news, we consume scores of Wall Street research reports and market commentary. We also read books on a range of topics to deepen our knowledge and sharpen our critical thinking skills. During any given year, individual departments—and, on rare occasions, the entire firm—will read books together to drill down on a specific topic for the purpose of shared learnings. The domestic equity research team often selects books that anchor our quarterly research retreats.

“There are simply no shortcuts to ferreting out vital information that can mean the difference between a sound investment thesis and a flawed one. What some would consider a painstaking process excites us.”

On that point, our favorite book in 2019 was one on the act of researching itself entitled Working by two-time Pulitzer Prize winning author, Robert Caro. As many know, the 84-year-old Caro is widely celebrated for his definitive biographies on New York Parks Commissioner, Robert Moses, as well as President Lyndon B. Johnson. While still working to complete the fifth and final tome on Johnson—which in 2018 he said could take as many as 2 to 10 more years—he compiled a book detailing his meticulous and relentless research process. As he notes in the forward, “[Working is about]…how I do research in documents; how I report, either on the scene or by interviewing; how I write.”2 It is a captivating read. For context, it is important to understand the enormous scope and penetrating depth to which Caro investigates his subject matter. The Power Broker, which details Robert Moses’ influence in New York,

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runs 1,336 pages. The still unfinished Johnson books encompass four massive volumes running more than 3,000 pages: the first of which was published in 1982, the next in 1990, the next in 2002 and the most recent in 2012. Through all of these years, Caro has been fastidiously researching one person. He says he has had to choose from as many as 32 million pages at Johnson’s Presidential library alone—not to mention the many thousands of letters and pages from other relevant political leaders of the time. And then there are the interviews where he notes, “I’ve done so many interviews for my books—522 I see I counted for The Power Broker, when I was still counting; for the Johnsons books I didn’t count: thousands, I guess.”3 In many ways, his plight is directly relevant to our stock research—an ever-growing trove of information that must be prioritized and scrutinized.

While there were many lessons to be learned from Caro, three stand out: the importance of leaving no stone unturned; chasing down facts; and listening for answers. On the first point, Caro recounts advice he received as a desk reporter from his first boss who told him, “Turn every page. Never assume anything. Turn every goddamned page.”4 This point resonated with our team because when investigating stocks it is critically important to exhaust all options. And as he notes, “Papers don’t lie; people do…”5 For that reason, there are simply no shortcuts to ferreting out vital information that can mean the difference between a sound investment thesis and a flawed one. Our primary sources include such things as annual reports and regulatory filings. What some would consider a painstaking process excites us because we enjoy solving hard problems through a progression of facts and deduction—much like cracking a mystery.

Our second learning underscores Caro’s unflappable, fact-finding disposition. Here he writes, “…I am aware that there is no Truth, no objective truth, no single truth, no truth simple or unsimple, either; no verity, eternal or otherwise; no Truth about anything, there are Facts, objective facts, discernible and verifiable. And the more facts you accumulate, the closer you come to whatever truth there is. And finding facts—through reading documents or through interviewing or re-interviewing—can’t be rushed; it takes time. Truth takes time.”6

As patient, long-term investors, this is exactly what we know and believe to be core to our work. Contrary to what some think, investing is not a game of guesswork and speculation. It is a search for the facts and information that will inform a consequential decision. Precisely because math has no opinion, dissecting balance sheets and business models creates a path we can use to discern the knowable potential of an investment. Meeting face-to-face with management teams allows for more probing and direct questioning. Analyzing the answers and all relevant information—not just those nuggets that help strengthen a point of view—leads to an investment thesis that clearly articulates our outlook on stocks we buy, and those we don’t.

Lastly, Caro describes a nuanced interviewing methodology that puts a finer point on our own practices. Here, his advice is remarkably insightful and succinct. He starts by noting, “Interviews: silence is the weapon, silence and people’s need to fill it—as long as the person isn’t you, the interviewer.”7 In order to discipline himself to allow others to speak he says, “When I am waiting for the person I’m interviewing to break a silence by giving me a piece of information I want, I write “SU” (for Shut Up!) in my notebook.”8 In our interviews with management teams, company competitors or customers, we know we have to give the person a lot of room to talk and even muse. Here, we must actively work to control any impulses to show what we know or believe to be true. In order to be successful in this endeavor, we pre-determine who will speak, what we will ask and what we absolutely must know before the conversation ends. We strongly believe people will intentionally or unintentionally tell us what they want us to know. Our job is to patiently listen and not talk. Caro’s need to cue himself to remain quiet is instructive.

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Additionally, he notes, “Things don’t come out in the first or second interview…You have to keep going back…”9 He goes on to add, “Sometimes these people get angry because I’m asking the same question over and over again. If you keep doing it, it’s amazing what comes out of people.”10 It is precisely for this reason that we conduct quarterly calls with company managements—often asking them the same key questions over and over again. We listen for consistency or lack thereof—defensiveness, annoyance, anger, defiance, confidence. All inform our outlook on the company—insights that can only be formed through regular and routine engagement.

Robert Caro is a long-admired hero. While we can never know the intestinal fortitude that it takes to research one man for most of your lifetime, we do know the resilience, stamina, intellectual curiosity and humility that is needed to spend a career researching companies—carefully and systematically searching for uncut gems.

PORTFOLIO COMINGS AND GOINGS

While we did not initiate any new positions in Ariel Fund, we successfully exited Anixter International Inc. (AXE), utility network supplier, as the stock reached our estimate of private market value.

In Ariel Appreciation Fund, we initiated a position in Carnival Corporation (CCL). This former Ariel holding is a market leader in global cruise vacationing. Meanwhile, we eliminated our position in scientific researcher, Thermo Fisher Scientific Inc. (TMO), as it grew beyond our allowable size parameters.

OUTLOOK

We are embarking upon this next decade with tremendous enthusiasm for all that is to come. Many are asking our views on the market given the length of the U.S. economic expansion as well as that of the bull market. While we do believe some valuations are stretched—particularly on the growth stock side of the equation—we also believe that in a world obsessed with passive, active becomes differentiated. To that point and as we have mentioned before, a “shoot first, ask questions later” environment orphans fundamentally sound companies on a regular basis. These dislocations create valuable opportunities for long-term, patient investors like us. As such, we eagerly await these “fat pitches.”

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

[1]	Carosa, Chris. “How You Can Profit As Market Shifts From Growth to Value Stocks.” Forbes. October 10, 2019.
[2]	Caro, Robert A. Working: Researching, Interviewing, Writing. New York. Alfred A. Knopf. 2019, xx.
[3]	Caro, Robert A., 111.
[4]	Caro, Robert A., 11.
[5]	Caro, Robert A., 87.
[6]	Caro, Robert A., 112.
[7]	Caro, Robert A., 137.
[8]	Caro, Robert A., 137.
[9]	Caro, Robert A., 196.
[10]	Caro, Robert A., 202.

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Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund†	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer discretionary	32.23	12.82	14.39	14.13
Financial services	28.63	39.16	27.63	19.63
Producer durables	19.69	12.89	14.31	9.56

Materials & processing	6.05	7.95	6.99	2.83
Health care	5.94	5.83	13.77	13.68
Consumer staples	5.59	3.08	2.64	6.35
Technology	1.17	7.53	13.15	24.01
Energy	0.00	4.57	2.91	4.35
Utilities	0.00	6.09	4.12	5.48

†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/19

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	8.78	24.67	7.64	6.69	11.54	9.38	11.02

Ariel Fund–Institutional Class+	8.86	25.08	7.97	7.01	11.82	9.52	11.11

Russell 2500TM Value Index	7.07	23.56	6.12	7.18	11.25	9.70	10.94

Russell 2500TM Index	8.54	27.77	10.33	8.93	12.58	8.68	10.72

S&P 500® Index	9.07	31.49	15.27	11.70	13.56	6.06	10.56

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/19)

Investor Class	1.02%

Institutional Class	0.70%

Top ten equity holdings (% of net assets)

1.	KKR & Co., Inc.	5.3	6.	JLL	4.0
2.	Mattel, Inc.	4.6	7.	CBRE Group, Inc., Class A	3.9
3.	Lazard Ltd., Class A	4.4	8.	Northern Trust Corp.	3.9
4.	Stericycle, Inc.	4.4	9.	Interpublic Group of Cos., Inc.	3.8
5.	Zebra Technologies Corp.	4.2	10.	ViacomCBS, Inc.	3.5

†

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 39.

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Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financial services	31.42	33.06	25.92	19.63

Consumer discretionary	27.50	12.51	15.03	14.13

Producer durables	20.60	9.99	12.33	9.56

Health care	10.75	6.67	9.71	13.68

Consumer staples	5.49	5.07	4.31	6.35

Energy	1.99	5.90	4.05	4.35

Technology	1.05	7.59	15.19	24.01

Materials & processing	0.70	7.53	6.32	2.83

Utilities	0.00	11.68	7.14	5.48

†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/19

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund–Investor Class	8.27	24.60	7.24	5.44	10.55	8.83	10.39

Ariel Appreciation Fund–Institutional Class+	8.36	25.00	7.58	5.77	10.82	8.97	10.48

Russell Midcap® Value Index	6.36	27.06	8.10	7.62	12.41	9.97	11.25

Russell Midcap® Index	7.06	30.54	12.06	9.33	13.19	9.01	11.30

S&P 500® Index	9.07	31.49	15.27	11.70	13.56	6.06	9.97

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/19)

Investor Class	1.14%

Institutional Class	0.82%

Top ten equity holdings (% of net assets)

1.	Stanley Black & Decker, Inc.	4.6	6.	Laboratory Corp. of America Holdings	3.9
2.	Northern Trust Corp.	4.6	7.	BorgWarner, Inc.	3.7
3.	Interpublic Group of Cos., Inc.	4.3	8.	First American Financial Corp.	3.7
4.	Aflac, Inc.	4.1	9.	Lazard Ltd., Class A	3.6
5.	Kennametal, Inc.	4.0	10.	BOK Financial Corp.	3.6

†

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

See index descriptions on page 39.

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MARKET OUTLOOK

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 12/31/19

	4Q19	1-year	3-year	5-year	10-year	Since inception*

Ariel Focus Fund	8.18%	25.62%	7.79%	5.12%	8.72%	5.90%

Russell 1000® Value Index	7.41	26.54	9.68	8.29	11.80	7.77

S&P 500® Index	9.07	31.49	15.27	11.70	13.56	9.38

* The inception date for Ariel Focus Fund is 06/30/05.

In the fourth quarter of 2019, Ariel Focus Fund outperformed its primary benchmark returning +8.18% compared to +7.41% for the Russell 1000 Value Index. Although the Fund posted an absolute return of +25.62% in 2019, it modestly underperformed the benchmark which gained +26.54%. The S&P 500 Index outperformed both Ariel Focus Fund and the value index for the quarter and the year, as large cap technology stocks enjoyed another year of excellent returns. This is a good time to look back at 2019; what we got right and what we got wrong. As it turns out, there was plenty of both.

“Be greedy when others are fearful” is a well-known investment mantra attributed to Warren Buffett. We entered 2019 believing markets were excessively pessimistic. An inverted yield curve told many to expect an imminent recession. Brexit would be messy and force corporate executives to postpone investment. A trade war with China would escalate a global slowdown. A stalling Chinese economy would reduce demand for industrial products. Rising Middle East tensions would threaten energy infrastructure. A contentious Democratic primary and Presidential election would be bad for business. All of

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this pessimism pummeled stocks in the fourth quarter of 2018. Cyclical companies as well as those exposed to the general economy were hit hard.

At Ariel, we do not believe we are particularly good at predicting the near-term direction of the economy. Frankly, we don’t think others are either. But we do believe markets can become overconfident in a macro consensus that is either too optimistic or, in this case, pessimistic. As a result, “value can cluster” meaning certain securities can become attractive at the same time. At the beginning of 2019, a number of our favorite cyclical stocks traded at significant discounts to our calculation of their intrinsic value. Most were reporting good operating results with excellent long-term trends; but saw their prices decline on short-term economic fears. Alternative asset managers KKR & Co. Inc. (KKR) and Blackstone Group, Inc. (BX) experienced growth in their new investment funds. Their shares, however, were beaten down at the end of 2018 due to investor concerns about a bear market.

Although Zebra Technologies Corporation (ZBRA) reported growing interest from retailers for its inventory tracking technology, its stock pummeled as investors anticipated falling consumer spending.

“Value investing is clearly out of favor. Herein lies the opportunity.”

While cyclical and economically sensitive stocks started 2019 cheap relative to our calculation of intrinsic value, not all were attractive. “Safe stocks” (those predicted to hold up well in a recession) traded at high PE multiples, often over 20. Bond substitutes (REITS, high dividend paying utilities, etc.) were bid up as interest rates stayed unusually low. And of course, large capitalization technology holdings such as Apple (AAPL), Amazon (AMZN), Facebook (FB) and Alphabet (GOOGL) continued to soar.

Our focus on beaten down cyclical stocks was generally helpful to 2019 performance. From December 31, 2018 through December 31, 2019, KKR, BX and ZBRA returned +51.57%, +96.29% and +60.42% respectively. As we go to print in 2020, the market is not nearly as pessimistic about the outlook for the economy. The appreciation in these cyclical companies has brought their share prices close to our calculation of private market value. We will likely trim these holdings if current market optimism persists.

While our assessment of the excessive pessimism proved correct in hindsight last year, our expectation of rising inflation did not. At Ariel, we like to buy what others are selling. In 2019, we believed the market was too confident about continued low inflation. Companies that stood to benefit from higher inflation (such as energy companies or fertilizer suppliers) traded well below our calculation of their value. At the beginning of 2019, shares of leading energy equipment manufacturer National Oilwell Varco (NOV) were down -46.73% from its price the previous summer. Apache Corporation (APA), a large oil and gas exploration company with excellent reserves in the North Sea and exciting new discoveries in the Permian Basin, also appeared attractive. In past letters, we have written extensively about the opportunities in natural gas, particularly its discounted price relative to oil. Both NOV and APA would have benefited from rising natural gas prices which did not materialize in 2019. In contrast, disappointment in the lack of cash flow from oil and gas production companies forced many to curtail capital spending which further pressured the shares of NOV. Early this year, APA announced a major discovery in South America and its shares began to climb. Stay tuned.

Perhaps our biggest disappointment in 2019 was our investment in Mosaic Company (MOS). MOS is the largest and lowest cost producer of agricultural fertilizers in the United States. The company was owned for many decades by the Cargill Company, one of the largest and most successful private agricultural businesses in America. In 2004, MOS was spun out of Cargill and began to trade as an independent public company. It is an industry leader with an excellent cost position, in a business with highly predictable long-term demand. Fertilizer applied to farmland improves yields well above the cost of the product. As global population continues to increase,

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demand for food and agricultural products is almost certain to grow. In 2019, none of these long-term trends were evident. Unusual spring rain caused flooding and reduced planting in the Midwest. A strong U.S. dollar made Mosaic’s U.S. production less competitive overseas. The trade war reduced Chinese purchases of U.S. agricultural products. The company’s stock price declined -25.28% for the year. As we enter 2020, the trade agreement with China calls for significantly more grain and livestock purchases from the U.S. We continue to believe in our long-term thesis.

As we begin 2020, the market outlook is remarkably different from where we started in 2019. Last year’s pessimism about the economy has been replaced by unmistakable bullishness. We track a number of surveys of investor sentiment. All show a dangerous rise in confidence; dangerous because such confidence can lead to overpriced securities and reduced future returns. The clustering of value in cyclical stocks is gone. We believe today’s opportunities generally lie in value stocks, those trading at low multiples to their projected earnings. As we go to print, we calculate Ariel Focus Fund is trading at about 14 times our calculation of forward earnings compared to a forward multiple of 19 for the technology heavy S&P 500. Value investing is clearly out of favor. Herein lies the opportunity.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy

Portfolio manager

A growth investment strategy seeks stocks that are deemed to have superior growth potential. Growth stocks offer an established track record and are perceived to be less risky than value stocks. A value investment strategy seeks undervalued stocks that show a strong potential for growth. The intrinsic value of the stocks in which a value strategy invests may be based on incorrect assumptions or estimations, may be affected by declining fundamentals or external forces, and may never be recognized by the broader market.

800.292.7435 11

Ariel Focus Fund performance summary INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index
Financial services	33.66	29.50	19.63

Producer durables	17.19	8.91	9.56

Consumer discretionary	15.02	11.07	14.13

Health care	14.87	12.22	13.68

Energy	5.82	8.27	4.35

Technology	4.78	6.35	24.01

Materials & processing	3.38	4.57	2.83

Consumer staples	2.42	8.51	6.35

Utilities	0.00	10.59	5.48

†	Sector weightings are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/19

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	8.18	25.62	7.79	5.12	8.72	5.90

Ariel Focus Fund–Institutional Class+	8.19	25.86	8.04	5.38	8.94	6.05

Russell 1000® Value Index	7.41	26.54	9.68	8.29	11.80	7.77

S&P 500® Index	9.07	31.49	15.27	11.70	13.56	9.38

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/19) [1]	Net	Gross

Investor Class	1.00%	1.23%

Institutional Class	0.75%	0.89%

Top ten equity holdings (% of net assets)

1.	Western Union Co.	5.4	6.	Lazard Ltd., Class A	4.9
2.	KKR & Co., Inc.	5.3	7.	Oracle Corp.	4.8
3.	ViacomCBS, Inc.	5.2	8.	Lockheed Martin Corp.	4.3
4.	Snap-on, Inc.	5.2	9.	BorgWarner, Inc.	4.3
5.	Zimmer Biomet Holdings, Inc.	4.9	10.	Goldman Sachs Group, Inc.	4.0

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

[1]

Effective February 1, 2014, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.00% of net assets for the Investor Class and 0.75% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2021. Through January 31, 2014, the Expense Cap was 1.25% for the Investor Class and 1.00% for the Institutional Class.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 39.

12	ARIELINVESTMENTS.COM

A TALE OF TWO STYLES

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

DEAR FELLOW SHAREHOLDER:

Average annual total returns as of 12/31/19

	4Q19	1-year	3-year	5-year	Since inception*

Ariel International Fund	4.93%	12.84%	5.79%	4.12%	5.80%

MSCI EAFE Net Index	8.17	22.01	9.56	5.67	7.66

MSCI ACWI ex-US Net Index	8.92	21.51	9.87	5.51	6.80

* The inception date for Ariel International Fund is 12/30/11. Average annual total returns as of 12/31/19

	4Q19	1-year	3-year	5-year	Since inception*

Ariel Global Fund	6.26%	15.98%	8.01%	5.89%	8.28%

MSCI ACWI Net Index	8.95	26.60	12.44	8.41	10.50

* The inception date for the Ariel Global Fund is 12/30/11.

Equity markets rallied higher in 2019, as positive market sentiment was boosted by a dovish pivot from central banks yielding further monetary stimulus, resilient consumer spending and a de-escalation in trade tensions. The resulting increase in money supply exceeded real GDP growth and excess investment capital spurred a “risk-on” environment. As such, lower quality stocks and bonds, as well as growth-oriented and momentum driven assets continued to trounce their higher quality and value counterparts. A noteworthy shift also occurred during the fourth quarter, with investors favoring emerging markets over U.S. equities. Against this backdrop, it is not surprising that our “risk-aware,” intrinsic value, global and international portfolios advanced on an absolute basis,

800.292.7435 13

but fell significantly short of their benchmarks on a relative basis. While we are always disappointed when we underperform, we believe Ariel’s global and international portfolios are well-positioned for a potential inflection point.

“In a world obsessed with passive, we firmly believe active becomes differentiated.”

A TALE OF TWO STYLES

The gap between growth and value indices over the last decade has continued to widen. In fact in 2019, international growth outperformed international value by over 11%, posting the largest calendar year deficit on record. Meanwhile world growth exceeded world value by more than 12%—the second largest gap in history. Of note is the largest differential between style returns for the World Indices which occurred in 1999 right before the dot-com bubble burst.

Indices	Annualized as of 12/31/19
	1-year	3-year	5-year	10-year
MSCI EAFE Growth	27.90%	12.84%	7.71%	6.95%
MSCI EAFE Value	16.09	6.31	3.54	3.98
MSCI AC World Index ex USA Growth	27.34	12.89	7.30	6.24
MSCI AC World Index ex USA Value	15.71	6.88	3.65	3.64
MSCI AC World Index Growth	32.72	16.60	10.70	10.39
MSCI AC World Index Value	20.59	8.36	6.07	7.15

Past performance does not guarantee future results.

IN THE RACE TO THE BOTTOM, EVERYONE LOSES

One explanation for growth’s dominance is the seismic shift into indexing. Passive funds must buy stocks in the same proportion as the indexes they track, with no regard for stock price or fundamental security-level analysis. Without an objective to outperform market indices, “fund managers lack financial incentives to ensure the companies in their portfolios”1 are well-run and “competing fiercely with one another.”2 Instead, the business model relies heavily on recruiting investors with low-cost messaging. Michael Burry, the investor whose story was featured in the best-selling book and Oscar-winning movie “The Big Short” believes “the recent flood of money into index funds has parallels with the pre-2008 bubble in collateralized debt obligations…price-setting in that market was not done by fundamental security-level analysis, but by massive capital flows based on Nobel-approved models of risk that proved to be untrue.”3 Burry went on to add “this structured asset play is the same story again and again—so easy to sell, such a self-fulfilling prophecy as the technical machinery kicks in. All those money managers market lower fees for indexed, passive products, but they are not fools—they make up for it in scale.”4

As a result, over 90% of the rally across world equity markets in 2019 was driven by multiple expansion rather than fundamental earnings growth. As shown in the chart below, while stock prices marched higher, earnings were revised downward, resulting in an expansion of the price-to-earnings multiple.

Copyright ©2020 Bloomberg Finance L.P. Past performance does not guarantee future results.

We believe the increased popularity of indexing has led to a valuation anomaly. The prices of the more commonly-indexed stocks have continued their upward trajectory thereby receiving much higher valuations than their under-indexed counterparts. This divergence has been further compounded by the sector biases of the value and growth indices. With value indices heavily weighted in relatively poorer performing sectors like Financials and Health Care, and growth indices super charged by Information Technology, the valuation differential is compelling. The MSCI ACWI Value Index trades at 14.7 times trailing earnings compared to 27.9 times for the MSCI ACWI Growth Index. The 13.2-point gap is just shy of the record-breaking disparity recorded in 1997. In this environment, active value managers have an opportunity to uncover misunderstood bargains that are under-owned by index providers. In our opinion, therein lies the upside.

14	ARIELINVESTMENTS.COM

As patient investors who take the long term view, we continue to exercise discipline in our quest for the blue chips of tomorrow. We believe our proprietary bottom-up research process continues to uncover undervalued companies with strong balance sheets and sustainable business models. While no single metric can capture quality and valuation attributes, we provide a few key metrics below to validate our confidence in our portfolio positing:

	Ariel Global	MSCI ACWI	Ariel International	MSCI EAFE

ROE 5YR Average	17.60	17.10	16.90	14.40
Debt/Equity	0.68	1.04	0.40	0.64
Active Share	92.42		93.51
Dividend Yield	3.08	2.41	3.64	3.18

Note: Fundamentals are from BNY Mellon; Active Share is sourced from FactSet.

As of December 31, 2019. Past performance does not guarantee future results.

Despite our underperformance on a relative basis, we remain excited about our portfolios and are embarking upon this next decade with tremendous enthusiasm for all that is to come. In a world obsessed with passive, we firmly believe active becomes differentiated. While many parts of the equity market are risky from an earnings, valuation and balance sheet perspective, there are also stocks and sectors which are out-of-favor and undervalued. Our portfolios favor the latter underscoring our belief that we can deliver superior risk-adjusted returns over a full market cycle.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

Sincerely,

Rupal J. Bhansali

Portfolio manager

[1]	Regnier, Pat and Paula Dwyer, “The Great Index Fund Takeover.” Bloomberg Businessweek, January 3, 2020: 21. Print.
[2]	Regnier, Pat and Paula Dwyer, “The Great Index Fund Takeover.”
[3]	Stevenson, Reed. “The Big Short’s Michael Burry Explains Why Index Funds Are Like Subprime CDOS.” Bloomberg Online. September 4, 2019. Accessed January 22, 2020.
[4]	Stevenson, Reed. “The Big Short’s Michael Burry Explains Why Index Funds Are Like Subprime CDOS.”

A growth investment strategy seeks stocks that are deemed to have superior growth potential. Growth stocks offer an established track record and are perceived to be less risky than value stocks. A value investment strategy seeks undervalued stocks that show a strong potential for growth. The intrinsic value of the stocks in which a value strategy invests may be based on incorrect assumptions or estimations, may be affected by declining fundamentals or external forces, and may never be recognized by the broader market.

An actively managed portfolio is more risky than a passively managed portfolio that replicates an index because it contains fewer stocks than its benchmark index. Indexes are unmanaged, and an investor cannot invest directly in an index. However, investors may invest in an index fund, which mimics the composition of an index. There are lower costs associated with index funds, as compared to actively managed funds.

Terms used- ROE: Return on equity is a measure of financial performance calculated by dividing net income by shareholders’ equity. Debt/Equity: The debt-to-equity (D/E) ratio is calculated by dividing a company’s total liabilities by its shareholder equity. Active share: Active Share is a measure of the percentage of stock holdings in a manager’s portfolio that differs from the benchmark index. Dividend Yield: A financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

See index descriptions on page 39.

800.292.7435 15

Ariel International Fund performance summary INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)

	Ariel International Fund†	MSCI EAFE Index	MSCI ACWI ex-US Index

Communication services	26.36	5.21	6.68

Health care	14.21	12.16	8.88

Consumers staples	14.15	11.26	9.44

Consumer discretionary	9.55	11.57	11.80

Financials	9.35	18.55	21.45

Utilities	5.51	3.73	3.42

Energy	4.70	4.86	6.52

Industrials	3.41	15.05	11.99

Information technology	2.18	7.00	9.22

Real estate	1.13	3.50	3.19

Materials	0.00	7.12	7.40

*

The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 12/31/19

	Quarter	1-year	3-year	5-year	Since inception

Ariel International Fund–Investor Class	4.93	12.84	5.79	4.12	5.80

Ariel International Fund–Institutional Class	4.98	13.22	6.08	4.38	6.07

MSCI EAFE Index (net)	8.17	22.01	9.56	5.67	7.66

MSCI ACWI ex-US Index (net)	8.92	21.51	9.87	5.51	6.80

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/19) [1]	Net	Gross

Investor Class	1.13%	1.32%

Institutional Class	0.88%	0.93%

Top ten companies^ (% of net assets)

1.	Deutsche Boerse AG	7.9	6.	Philip Morris Intl, Inc.	4.9
2.	Roche Holding AG	7.2	7.	Koninklijke Ahold Delhaize N.V.	4.9
3.	GlaxoSmithKline plc	6.4	8.	Michelin (CGDE)	4.3
4.	Nintendo Co., Ltd.	6.2	9.	NTT DOCOMO, Inc.	3.8
5.	China Mobile Ltd.	5.3	10.	Nippon Telegraph & Telephone Corp.	3.2

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

Japan	22.82	United States	6.76
Switzerland	10.76	France	5.39
Germany	10.68	Netherlands	4.89
United Kingdom	9.15	Spain	3.44
China	7.55	Italy	2.80

[1]

Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel International Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2021. Prior to November 29, 2016, the Expense Cap was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Institutional Class.

†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 39.

16	ARIELINVESTMENTS.COM

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali
Portfolio manager

Composition of equity holdings* (%)

	Ariel Global Fund†	MSCI ACWI Index

Health care	23.03	11.77

Communication services	20.71	8.74

Information technology	13.87	17.10

Consumer staples	9.09	8.05

Financials	8.74	16.74

Consumer discretionary	7.37	10.76

Energy	5.63	5.22

Industrials	1.93	10.31

Utilities	1.30	3.33

Real estate	0.43	3.22

Materials	0.00	4.76

*

The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications. GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Average annual total returns (%) as of 12/31/19

	Quarter	1-year	3-year	5-year	Since inception

Ariel Global Fund–Investor Class	6.26	15.98	8.01	5.89	8.28

Ariel Global Fund–Institutional Class	6.30	16.28	8.24	6.14	8.55

MSCI ACWI Index (net)	8.95	26.60	12.44	8.41	10.50

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com. The minimum initial investment for Investor Class shares is $1,000; the minimum for Institutional Class shares is $1,000,000.

Growth of a $10,000 investment since inception (Investor Class)

Expense ratio (as of 9/30/19) [1]	Net	Gross
Investor Class	1.13%	1.44%
Institutional Class	0.88%	0.99%

Top ten companies^ (% of net assets)

1.	Microsoft Corp.	9.8	6.	Gilead Sciences, Inc.	4.9
2.	Roche Holding AG	7.1	7.	Johnson & Johnson	3.9
3.	GlaxoSmithKline plc	6.2	8.	Berkshire Hathaway, Inc., Class B	3.7
4.	China Mobile Ltd.	5.4	9.	Nintendo Co., Ltd.	3.4
5.	Philip Morris Intl, Inc.	5.2	10.	Deutsche Boerse AG	3.3

^For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated.

Top ten country weightings† (% of net assets)

United States	41.76	France	3.85
Japan	12.77	Germany	3.85
China	8.70	Finland	1.77
Switzerland	7.89	Canada	1.04
United Kingdom	7.00	Netherlands	0.92

[1]

Effective November 29, 2016, Ariel Investments, LLC, the Adviser, has contractually agreed to waive fees and reimburse expenses (the “Expense Cap”) in order to limit Ariel Global Fund’s total annual operating expenses to 1.13% of net assets for the Investor Class and 0.88% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2021. Prior to November 29, 2016, the Expense Cap was 1.25% for the Investor Class and 1.00% of net assets for the Institutional Class. Through January 31, 2014, the Expense Cap was 1.40% for the Investor Class and 1.15% for the Insitutional Class.

†	Sector and country weightings are calculated based on equity holdings as a percentage of total net assets.

Notes: The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

See index descriptions on page 39.

800.292.7435 17

Carnival Corp (NYSE: CCL) 3655 N.W. 87th Avenue Miami, FL 33178 305.599.2600 | Carnivalcorp.com

Carnival is the largest cruise operator in the world with approximately 45% of the global market. The company does business under the Carnival Cruise Lines, Princess Cruises, Holland America Line, Seabourn Cruise Line, Costa Cruises, Cunard Line, P&O Cruises, Ocean Village, Ibero, AIDA and P&O Cruises Australia brands operating over 100 ships with total passenger capacity exceeding 200,000 berths. Each year, Carnival offers itineraries covering a wide array of destinations and excursions around the globe to more than 12 million passengers.

EUROPE AND ALASKA

In early 2019, Carnival management warned of weakening yields in its fiscal year. Carnival has a higher exposure to Europe and Alaska versus its competition, and those geographies saw significant increases in the number of ships operating throughout the year. Growing competition resulted in weaker pricing for cruises in those regions. We expect continued pressure in the near term, but believe the supply and demand for cruises in Europe and Alaska will stabilize and improve. Additionally, if conditions remain challenging, Carnival has the ability to move its ships to other locations to also strengthen returns.

MISSED OPPORTUNITY IN CUBA

In 2019, the Trump administration banned cruises, private yachts and fishing vessels to Cuba, resulting in cancellations and upset passengers who were looking forward to visiting the island. Cuba has long been viewed as an incredible addition to Caribbean itineraries since few have traveled there. The close proximity of Cuba would allow Carnival to add a desirable destination with little cost. Hopefully, in the future, the island will once again be accessible to U.S. travelers.

INDUSTRY LEADER

The company remains an industry leader with its fortress balance sheet combined with significant size advantage over its competition. Its balance sheet strength allows Carnival to self-finance ships in difficult market conditions, which is not an option for smaller competitors. Given its scale and focus on affordable travel, the company is the market leader in price and the low cost producer in the industry.

INTRIGUING VALUATION

We believe the market continues to focus on the headwinds Carnival has faced in Europe, Alaska and Cuba, rather than recognizing the company’s steady growth in earnings power in recent years. We believe Carnival remains an intriguing investment opportunity as the market underappreciates its advantages, including the stability of its business over time. In our view, management has righted the ship and is sailing towards strong future profitability. As of December 31, 2019, shares traded at $50.83, a 19% discount to our steadily growing private market value of $63.11.

18	ARIELINVESTMENTS.COM

Nielsen Holdings plc (NYSE: NLSN) 85 Broad Street New York, NY 10004 646.654.5000 | Nielsen.com

Nielsen is the global leader in critical data and analytics regarding consumer viewing and buying habits. The company’s Media business formulates the ubiquitous Nielsen rating, the audience measurement system for U.S. television programming. Its Connect business amasses consumer purchase data unmatched in geographic scale, and is therefore mission critical information for the world’s leading packaged goods players. Recent headwinds, primarily in the Connect business, have reignited long-standing bear arguments that heightened consumer fragmentation across both businesses is an existential threat. However, we believe this fragmentation makes Nielsen’s data even more valuable. Moreover, the recent decision to separate the businesses into two independent companies should unlock underappreciated value.

MEASURING A WIDENING MOAT

The bulk of Nielsen’s wide moat1 stems from its Media business. Comprised of thousands of household panels and cable box data, the Nielsen rating is the undisputed currency used in billions of dollars’ worth of media and advertising decisions globally. As media behemoths grapple with increasing competition, the proliferation of non-linear distribution, and a viewership base that is increasingly using multiple devices, Nielsen’s comprehensive measurement capabilities are only growing in importance. The company’s Total Audience Measurement combines advertising ratings and content ratings across both traditional and digital platforms to serve as the only independent and holistic measure of viewership in the marketplace. At a recent conference, even past skeptic and Netflix CEO Reed Hastings cited Nielsen’s ratings as the objective judge of the streaming wars.

BUYING CONNECT FOR FREE

For the last few years, Nielsen’s Connect business has faced both competitive and macroeconomic headwinds. Its large consumer packaged goods clients have cut back marketing spending at the same time competitors became more aggressive on pricing. In response, the company substantially invested in differentiation and efficiency. Its new Connect Platform is a real-time subscription analytics product that better helps clients answer not only “what,” but “why” and “what to do.” Globally, the company has begun streamlining data collection and platforms to improve scalability. We believe today’s stock price implies that the market is giving virtually no credit to this unique and valuable asset, despite its improving fundamentals joined with the steadfast importance to consumer packaged goods clients.

GOVERNING VALUE CREATION

Over the last 18 months, the board conducted a full strategic review and put a new management team in place. Since that time, the company has consistently achieved clear and improving financial targets for both businesses. More recently, the dividend was cut to free up significant cash flow to pay down debt. Finally, the decision was made to separate the Media and Connect businesses. By this time next year, we believe both segments will be able to laser focus on accelerating growth and expanding margins. More importantly, the market will be forced to separately value these underappreciated parts.

A LONG-TERM VIEW

At current levels, we believe investors are distracted by the rearview mirror—disappointed in the outcome of the strategic review and the past headwinds in the Connect business. Looking forward, we see a rare example of a wide moat franchise that stands to benefit from growing demand for measurement and analytics across an increasingly fragmented consumer landscape. As of December 31, 2019, shares traded at $20.30, a 40% discount to our private market value of $33.65.

[1]

An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

800.292.7435 19

Tiffany & Co. (NYSE:TIF)
200 Fifth Avenue
New York, NY 10110
212.755.8000 | Tiffany.com

Founded in 1837 by Charles Lewis Tiffany, Tiffany & Co. is a vertically integrated luxury jeweler best known for its diamond engagement rings, sterling silver craftsmanship, and eponymous blue-colored branding. What began in 1837 as a stationery and fancy goods store in New York has evolved into a world-renowned jeweler with over 300 stores globally. The company, which practically created the engagement ring category, predominantly offers jewelry made from a variety of precious metals and stones while also selling watches, homewares, and fragrances.

WITHSTANDING THE COMPETITION

Tiffany’s success over the last 182 years can be attributed to a textbook case of brand strength, which substantiates the company’s wide moat1. Historically, Tiffany had to compete with more budget-friendly “mom and pops” and value-oriented fashion jewelry brands. Today, internet and social media proliferation has eroded typical barriers to entry, and traditional consumer brands have been under siege by new, often lower-priced competition. Over the years, the company has demonstrated consistent pricing power in the face of these competitive challenges, which has translated into healthy margins and earnings growth.

REPEAT BUYERS

We have owned shares of Tiffany on and off since the early 2000’s. After exiting our position back in June 2017, we reinitiated a stake in late-2018 in an effort to capitalize on the market’s shortsightedness. At the time, the stock had declined nearly 50% from its summertime peak due to concerns of elevated geopolitical risks and the Chinese government’s crackdown on luxury goods imports. The latter was particularly concerning since roughly a third of all global luxury purchases are made by Chinese consumers and two-thirds of these consumers make purchases outside of China. Complicating matters further, the company was undergoing a transformation under the guidance of a relatively new CEO, Alessandro Bogliolo.

NEW LEADERSHIP

We took comfort in Mr. Bogliolo’s plan to reinvigorate the company through investments focused on strengthening its brand messaging, merchandise, buying experience, and operating efficiencies. While these goals were not unlike his predecessor’s, Mr. Bogliolo’s luxury-relevant resume and early successes at Tiffany increased our conviction.

PATIENCE WINS

Ariel’s philosophy is rooted in patience and we understood Tiffany’s evolution would be a multi-year process. Its brand strength would support our margin of safety2 as the company implemented its long-term plan. Fortunately for us, we were not alone in our thinking. In late October 2019 with Tiffany’s shares trading below $100, luxury conglomerate LVMH proposed to acquire the company for $120/share in cash. For LVMH, who purchased Bulgari in 2011, Tiffany would provide more scale in the jewelry and watch category, putting it in a better position to compete against the likes of Richemont while increasing its U.S. presence. In the weeks that followed, LVMH subsequently raised its bid to $135/share and a deal was consummated on November 25, 2019. The sale price represents more than an 80% premium to the multi-year lows experienced in December 2018.

[1]

An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

[2]

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

20	ARIELINVESTMENTS.COM

Ariel Fund statistical summary	12/31/19 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 12/31/19	Low	High	2017 actual calendar	2018 actual calendar	Forward 12 months estimate	2017 actual P/E	2018 actual P/E	Forward 12 months P/E	Market cap. ($MM)
U.S. Silica Holdings, Inc.	SLCA	6.15	4.38	18.72	1.77	1.57	(0.71)	3.5	3.9	NM	452
MTS Systems Corp.	MTSC	48.03	39.39	63.31	3.03	3.02	3.15	15.9	15.9	15.2	919
MSG Networks, Inc.	MSGN	17.40	13.73	25.79	2.35	2.65	2.83	7.4	6.6	6.1	1,047
Meredith Corp.	MDP	32.47	30.69	60.95	4.01	4.75	5.37	8.1	6.8	6.0	1,471
Adtalem Global Education, Inc.	ATGE	34.97	27.58	51.79	2.94	2.93	2.78	11.9	11.9	12.6	1,911
Knowles Corp.	KN	21.15	12.20	22.79	0.49	0.71	0.95	43.2	29.8	22.3	1,936
Kennametal, Inc.	KMT	36.89	27.49	42.03	2.23	2.97	2.20	16.5	12.4	16.8	3,056
Simpson Manufacturing Co., Inc.	SSD	80.23	52.52	85.36	1.94	2.76	3.49	41.4	29.1	23.0	3,556
TEGNA, Inc.	TGNA	16.69	10.63	17.24	1.15	1.94	2.20	14.5	8.6	7.6	3,619
Affiliated Managers Group, Inc.	AMG	84.74	71.09	115.75	14.62	14.51	14.14	5.8	5.8	6.0	4,212
Lazard Ltd.	LAZ	39.96	31.07	41.76	3.55	4.23	3.95	11.3	9.4	10.1	4,228
Janus Henderson Group plc	JHG	24.45	17.69	25.83	2.56	2.85	2.72	9.6	8.6	9.0	4,493
Mattel, Inc.	MAT	13.55	9.06	17.27	(3.07)	0.06	0.35	NM	NM	38.7	4,698
Stericycle, Inc.	SRCL	63.81	35.84	66.60	4.34	4.45	3.37	14.7	14.3	18.9	5,813
First American Financial Corp.	FAF	58.32	43.54	64.37	3.78	4.79	5.49	15.4	12.2	10.6	6,551
Nielsen Holdings plc	NLSN	20.30	17.94	27.57	1.94	1.83	1.93	10.5	11.1	10.5	7,223
Charles River Laboratories Intl, Inc.	CRL	152.76	103.00	153.39	4.99	5.45	7.51	30.6	28.0	20.3	7,460
Interpublic Group of Cos., Inc.	IPG	23.10	19.56	23.98	1.46	1.86	2.03	15.8	12.4	11.4	8,937
JLL	JLL	174.09	119.79	175.99	9.31	12.25	13.71	18.7	14.2	12.7	8,972
Snap-on, Inc.	SNA	169.40	141.50	174.00	9.52	11.87	12.68	17.8	14.3	13.4	9,291
Mohawk Industries, Inc.	MHK	136.38	108.93	156.60	13.95	12.66	11.14	9.8	10.8	12.2	9,798
Bio-Rad Laboratories, Inc.	BIO	370.03	223.89	376.43	4.22	5.84	8.34	87.7	63.4	44.4	11,077
Western Union Co.	WU	26.78	16.81	28.00	1.95	2.02	2.09	13.7	13.3	12.8	11,245
Molson Coors Brewing Co.	TAP	53.90	49.82	67.24	5.22	5.92	4.96	10.3	9.1	10.9	11,659
J.M. Smucker Co.	SJM	104.13	91.95	128.43	9.06	8.40	8.35	11.5	12.4	12.5	11,877
Masco Corp.	MAS	47.99	28.62	48.36	1.41	2.18	2.64	34.0	22.0	18.2	13,634
Zebra Technologies Corp.	ZBRA	255.44	146.52	260.30	6.92	10.23	13.05	36.9	25.0	19.6	13,806
ViacomCBS, Inc.	VIAC	41.97	35.02	53.71	N/A	N/A	6.08	N/A	N/A	6.9	15,739
KKR & Co., Inc.	KKR	29.17	18.58	30.18	1.66	1.93	1.99	17.6	15.1	14.7	15,951
Laboratory Corp. of America Holdings	LH	169.17	122.27	178.44	9.60	11.02	12.28	17.6	15.4	13.8	16,477
Keysight Technologies, Inc.	KEYS	102.63	58.24	110.00	2.40	3.20	4.90	42.8	32.1	20.9	19,243
CBRE Group, Inc.	CBRE	61.29	37.85	61.54	2.73	3.27	4.01	22.5	18.7	15.3	20,578
Northern Trust Corp.	NTRS	106.24	81.75	110.48	4.74	7.07	7.20	22.4	15.0	14.8	22,510
Royal Caribbean Cruises Ltd.	RCL	133.51	91.88	134.60	7.53	8.87	10.66	17.7	15.1	12.5	27,985

Note: Holdings are as of December 31, 2019. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2019 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2019 stock price. NM=Not Meaningful.

800.292.7435	21

Ariel Appreciation Fund statistical summary	12/31/19 (UNAUDITED)

			52-week range		Earnings per share			P/E calendar
Company	Ticker symbol	Price 12/31/19	Low	High	2017 actual calendar	2018 actual calendar	Forward 12 months estimate	2017 actual P/E	2018 actual P/E	Forward 12 months P/E	Market cap. ($MM)
U.S. Silica Holdings, Inc.	SLCA	6.15	4.38	18.72	1.77	1.57	(0.71)	3.5	3.9	NM	452
MSG Networks, Inc.	MSGN	17.40	13.73	25.79	2.35	2.65	2.83	7.4	6.6	6.1	1,047
Knowles Corp.	KN	21.15	12.20	22.79	0.49	0.71	0.95	43.2	29.8	22.3	1,936
Kennametal, Inc.	KMT	36.89	27.49	42.03	2.23	2.97	2.20	16.5	12.4	16.8	3,056
Houlihan Lokey, Inc.	HLI	48.87	36.25	50.00	1.89	2.96	3.07	25.9	16.5	15.9	3,220
Lazard Ltd.	LAZ	39.96	31.07	41.76	3.55	4.23	3.95	11.3	9.4	10.1	4,228
Littelfuse, Inc.	LFUS	191.30	149.80	206.00	8.37	11.10	8.43	22.9	17.2	22.7	4,658
Mattel, Inc.	MAT	13.55	9.06	17.27	(3.07)	0.06	0.35	NM	NM	38.7	4,698
Stericycle, Inc.	SRCL	63.81	35.84	66.60	4.34	4.45	3.37	14.7	14.3	18.9	5,813
BOK Financial Corp.	BOKF	87.40	72.29	93.72	5.29	7.27	7.43	16.5	12.0	11.8	6,193
Nordstrom, Inc.	JWN	40.93	25.01	49.98	2.67	3.86	3.66	15.3	10.6	11.2	6,352
First American Financial Corp.	FAF	58.32	43.54	64.37	3.78	4.79	5.49	15.4	12.2	10.6	6,551
The Madison Square Garden Co.	MSG	294.19	247.58	315.95	0.08	2.64	0.83	NM	111.4	354.4	7,026
Nielsen Holdings plc	NLSN	20.30	17.94	27.57	1.94	1.83	1.93	10.5	11.1	10.5	7,223
Charles River Laboratories Intl, Inc.	CRL	152.76	103.00	153.39	4.99	5.45	7.51	30.6	28.0	20.3	7,460
Interpublic Group of Cos., Inc.	IPG	23.10	19.56	23.98	1.46	1.86	2.03	15.8	12.4	11.4	8,937
BorgWarner, Inc.	BWA	43.38	30.71	46.60	2.08	4.53	4.25	20.9	9.6	10.2	8,958
JLL	JLL	174.09	119.79	175.99	9.31	12.25	13.71	18.7	14.2	12.7	8,972
Snap-on, Inc.	SNA	169.40	141.50	174.00	9.52	11.87	12.68	17.8	14.3	13.4	9,291
National Oilwell Varco	NOV	25.05	18.05	32.63	0.21	0.57	1.28	NM	43.9	19.6	9,666
Molson Coors Brewing Co.	TAP	53.90	49.82	67.24	5.22	5.92	4.96	10.3	9.1	10.9	11,659
J.M. Smucker Co.	SJM	104.13	91.95	128.43	9.06	8.40	8.35	11.5	12.4	12.5	11,877
CarMax, Inc.	KMX	87.67	57.95	100.49	3.60	4.79	5.84	24.4	18.3	15.0	14,360
Cardinal Health, Inc.	CAH	50.58	41.03	56.88	5.24	4.98	5.17	9.7	10.2	9.8	14,820
ViacomCBS, Inc.	VIAC	41.97	35.02	53.71	N/A	N/A	6.08	N/A	N/A	6.9	15,739
KKR & Co., Inc.	KKR	29.17	18.58	30.18	1.66	1.93	1.99	17.6	15.1	14.7	15,951
Tiffany & Co.	TIF	133.65	78.16	134.03	4.13	5.17	5.05	32.4	25.9	26.5	16,025
Laboratory Corp. of America Holdings	LH	169.17	122.27	178.44	9.60	11.02	12.28	17.6	15.4	13.8	16,477
Omnicom Group, Inc.	OMC	81.02	71.50	85.05	4.65	6.14	6.62	17.4	13.2	12.2	17,641
Keysight Technologies, Inc.	KEYS	102.63	58.24	110.00	2.40	3.20	4.90	42.8	32.1	20.9	19,243
CBRE Group, Inc.	CBRE	61.29	37.85	61.54	2.73	3.27	4.01	22.5	18.7	15.3	20,578
Northern Trust Corp.	NTRS	106.24	81.75	110.48	4.74	7.07	7.20	22.4	15.0	14.8	22,510
Stanley Black & Decker, Inc.	SWK	165.74	115.02	169.54	8.32	9.12	9.72	19.9	18.2	17.1	25,062
Willis Towers Watson plc	WLTW	201.94	146.35	206.29	8.51	9.73	11.94	23.7	20.8	16.9	25,959
Zimmer Biomet Holdings, Inc.	ZBH	149.68	98.60	151.67	8.03	7.64	8.38	18.6	19.6	17.9	30,774
Carnival Corp.	CCL	50.83	39.92	59.24	3.65	4.43	4.60	13.9	11.5	11.1	34,768
Aflac, Inc.	AFL	52.90	44.28	57.18	3.66	4.36	4.48	14.5	12.1	11.8	38,888
Progressive Corp.	PGR	72.39	58.10	84.96	2.68	4.76	5.52	27.0	15.2	13.1	42,319
Illinois Tool Works, Inc.	ITW	179.63	122.58	182.34	7.02	8.03	8.37	25.6	22.4	21.5	57,733
Blackstone Group, Inc.	BX	55.94	28.51	56.69	3.16	2.19	2.91	17.7	25.5	19.2	66,546

Note: Holdings are as of December 31, 2019. All earnings per share numbers are fully diluted and reflect the company’s cash earnings. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2019 and have not been updated to reflect any subsequent events. P/E ratios are based on earnings stated and December 31, 2019 stock price. NM=Not Meaningful.

22	ARIELINVESTMENTS.COM

Ariel Fund schedule of investments	12/31/19 (UNAUDITED)

Number of shares	Common stocks—99.30%	Value
	Consumer discretionary & services—32.23%
7,378,700	Mattel, Inc.(a)	$99,981,385
3,558,866	Interpublic Group of Cos., Inc.	82,209,805
1,794,865	ViacomCBS, Inc.	75,330,496
3,642,135	Nielsen Holdings plc	73,935,340
551,440	Royal Caribbean Cruises Ltd.	73,622,754
539,404	Mohawk Industries, Inc.(a)	73,563,917
4,370,752	TEGNA, Inc.	72,947,851
3,843,484	MSG Networks, Inc.(a)(b)	66,876,622
1,222,149	Adtalem Global Education, Inc.(a)	42,738,550
1,103,227	Meredith Corp.	35,821,781
		697,028,501
	Consumer staples—5.59%
662,245	J.M. Smucker Co.	68,959,572
963,200	Molson Coors Brewing Co.	51,916,480
		120,876,052
	Financial services—28.63%
3,945,339	KKR & Co., Inc.	115,085,539
2,399,203	Lazard Ltd., Class A	95,872,152
500,299	JLL	87,097,053
1,369,153	CBRE Group, Inc., Class A(a)	83,915,387
785,700	Northern Trust Corp.	83,472,768
1,041,788	First American Financial Corp.	60,757,076
476,500	Affiliated Managers Group, Inc.	40,378,610
1,159,249	Janus Henderson Group plc	28,343,638
907,154	Western Union Co.	24,293,584
		619,215,807
	Health care—5.94%
304,600	Laboratory Corp. of America Holdings(a)	51,529,182
262,706	Charles River Laboratories Intl, Inc.(a)	40,130,969
99,481	Bio-Rad Laboratories, Inc.(a)	36,810,954
		128,471,105
	Materials & processing—6.05%
627,697	Simpson Manufacturing Co., Inc.	50,360,130
978,400	Masco Corp.	46,953,416
5,477,884	U.S. Silica Holdings, Inc.(b)	33,688,987
		131,002,533
	Producer durables—19.69%
1,485,800	Stericycle, Inc.(a)	94,808,898
359,800	Zebra Technologies Corp.(a)	91,907,312
1,994,541	Kennametal, Inc.	73,578,617
387,163	Snap-on, Inc.	65,585,412
562,385	Keysight Technologies, Inc.(a)	57,717,573
881,565	MTS Systems Corp.	42,341,567
		425,939,379
	Technology—1.17%
1,196,265	Knowles Corp.(a)	25,301,005
	Total common stocks (Cost $1,403,764,378)	2,147,834,382

800.292.7435	23

Ariel Fund schedule of investments	12/31/19 (UNAUDITED)

Number of shares	Short-term investments—0.90%	Value
19,425,058	Northern Institutional Treasury Portfolio, 1.51%(c)	$19,425,058
	Total short-term investments (Cost $19,425,058)	19,425,058

	Total Investments—100.20% (Cost $1,423,189,436)	2,167,259,440

	Other Assets less Liabilities—(0.20)%	(4,381,408)

	Net Assets—100.00%	$2,162,878,032

(a) Non-income producing.

(b)Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c)The rate presented is the rate in effect at December 31, 2019.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

24	ARIELINVESTMENTS.COM

Ariel Appreciation Fund schedule of investments	12/31/19 (UNAUDITED)

Number of shares	Common stocks—99.50%	Value
	Consumer discretionary & services—27.50%
2,438,230	Interpublic Group of Cos., Inc.	$56,323,113
1,123,900	BorgWarner, Inc.	48,754,782
1,013,499	ViacomCBS, Inc.	42,536,532
2,756,500	Mattel, Inc.(a)	37,350,575
1,967,837	MSG Networks, Inc.(a)	34,240,364
402,300	Omnicom Group, Inc.	32,594,346
298,500	CarMax, Inc.(a)	26,169,495
1,265,624	Nielsen Holdings plc	25,692,167
388,500	Carnival Corp.	19,747,455
383,100	Nordstrom, Inc.	15,680,283
98,500	Tiffany & Co.	13,164,525
31,366	The Madison Square Garden Co., Class A(a)	9,227,564
		361,481,201
	Consumer staples—5.49%
440,075	J.M. Smucker Co.	45,825,010
489,600	Molson Coors Brewing Co.	26,389,440
		72,214,450
	Energy—1.99%
1,043,300	National Oilwell Varco	26,134,665

	Financial services—31.42%
566,800	Northern Trust Corp.	60,216,832
1,026,200	Aflac, Inc.	54,285,980
823,900	First American Financial Corp.	48,049,848
1,190,420	Lazard Ltd., Class A	47,569,183
539,489	BOK Financial Corp.	47,151,339
587,500	Progressive Corp.	42,529,125
174,854	Willis Towers Watson plc	35,310,017
696,652	Houlihan Lokey, Inc.	34,045,383
602,368	KKR & Co., Inc.	17,571,075
176,650	CBRE Group, Inc., Class A(a)	10,826,878
48,080	JLL	8,370,247
127,450	Blackstone Group, Inc.	7,129,553
		413,055,460
	Health care—10.75%
304,000	Laboratory Corp. of America Holdings(a)	51,427,680
287,000	Zimmer Biomet Holdings, Inc.	42,958,160
162,480	Charles River Laboratories Intl, Inc.(a)	24,820,445
437,415	Cardinal Health, Inc.	22,124,451
		141,330,736
	Materials & processing—0.70%
1,509,080	U.S. Silica Holdings, Inc.	9,280,842

	Producer durables—20.60%
365,499	Stanley Black & Decker, Inc.	60,577,804
1,438,900	Kennametal, Inc.	53,081,021
620,000	Stericycle, Inc.(a)	39,562,200
203,200	Snap-on, Inc.	34,422,080
318,815	Keysight Technologies, Inc.(a)	32,719,983
149,050	Illinois Tool Works, Inc.	26,773,851
123,600	Littelfuse, Inc.	23,644,680
		270,781,619

800.292.7435	25

Ariel Appreciation Fund schedule of investments	12/31/19 (UNAUDITED)

Number of shares	Common stocks—99.50%	Value
	Technology—1.05%
652,100	Knowles Corp.(a)	$13,791,915

	Total common stocks (Cost $818,930,128)	1,308,070,888

Number of shares	Short-term investments—0.54%	Value
7,167,535	Northern Institutional Treasury Portfolio, 1.51%(b)	$7,167,535
	Total short-term investments (Cost $7,167,535)	7,167,535

	Total Investments—100.04% (Cost $826,097,663)	1,315,238,423

	Other Assets less Liabilities—(0.04)%	(581,272)

	Net Assets—100.00%	$1,314,657,151

(a) Non-income producing.

(b)The rate presented is the rate in effect at December 31, 2019.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

26	ARIELINVESTMENTS.COM

Ariel Focus Fund schedule of investments	12/31/19 (UNAUDITED)

Number of shares	Common stocks—97.14%	Value
	Consumer discretionary & services—15.02%
78,473	ViacomCBS, Inc.	$3,293,496
62,200	BorgWarner, Inc.	2,698,236
97,400	Nielsen Holdings plc	1,977,220
10,700	Mohawk Industries, Inc.(a)	1,459,266
		9,428,218
	Consumer staples—2.42%
14,600	J.M. Smucker Co.	1,520,298
	Energy—5.82%
19,300	Exxon Mobil Corp.	1,346,754
47,800	Apache Corp.	1,223,202
43,300	National Oilwell Varco	1,084,665
		3,654,621
	Financial services—33.66%
126,600	Western Union Co.	3,390,348
114,600	KKR & Co., Inc.	3,342,882
76,600	Lazard Ltd., Class A	3,060,936
10,900	Goldman Sachs Group, Inc.	2,506,237
23,800	BOK Financial Corp.	2,080,120
34,600	Blackstone Group, Inc.	1,935,524
31,700	First American Financial Corp.	1,848,744
20,700	Progressive Corp.	1,498,473
29,200	Bank of New York Mellon Corp.	1,469,636
		21,132,900
	Health care—14.87%
20,500	Zimmer Biomet Holdings, Inc.	3,068,440
88,600	Hanger, Inc.(a)	2,446,246
13,900	Johnson & Johnson	2,027,593
10,600	Laboratory Corp. of America Holdings(a)	1,793,202
		9,335,481
	Materials & processing—3.38%
98,100	Mosaic Co.	2,122,884
	Producer durables—17.19%
19,300	Snap-on, Inc.	3,269,420
6,956	Lockheed Martin Corp.	2,708,527
9,400	Zebra Technologies Corp.(a)	2,401,136
8,100	Stanley Black & Decker, Inc.	1,342,494
67,200	Team, Inc.(a)	1,073,185
		10,794,762

	Technology—4.78%
56,700	Oracle Corp.	3,003,966

	Total common stocks (Cost $48,032,985)	60,993,130

800.292.7435	27

Ariel Focus Fund schedule of investments	12/31/19 (UNAUDITED)

Number of shares	Short-term investments—2.30%	Value
1,443,137	Northern Institutional Treasury Portfolio, 1.51%(b)	$1,443,137
	Total short-term investments (Cost $1,443,137)	1,443,137

	Total Investments—99.44% (Cost $49,476,122)	62,436,267

	Other Assets less Liabilities—0.56%	349,902

	Net Assets—100.00%	$62,786,169

(a) Non-income producing.

(b)The rate presented is the rate in effect at December 31, 2019.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

28	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	12/31/19 (UNAUDITED)

Number of shares	Common stocks—90.55%	Value
	Belgium—0.25%
8,702	Galapagos N.V.(a)	$1,820,433
	Canada—1.96%
198,062	Suncor Energy, Inc.	6,491,486
170,313	IGM Financial, Inc.	4,889,506
36,799	Magna International, Inc.	2,017,703
2,271	Fairfax Financial Holdings Ltd.	1,066,358
		14,465,053
	China—7.55%
3,950,000	China Mobile Ltd.	33,202,649
134,457	Baidu, Inc. ADR(a)	16,995,365
133,430	China Mobile Ltd. ADR	5,640,086
		55,838,100
	Finland—2.27%
3,505,423	Nokia Corp. ADR	13,005,119
837,846	Nokia Corp.	3,099,083
22,818	Nokian Renkaat Corp.	656,289
		16,760,491
	France—5.39%
258,625	Michelin (CGDE)	31,649,876
38,296	Safran SA	5,912,980
18,678	Thales SA	1,938,397
6,852	TOTAL SA	378,146
		39,879,399
	Germany—10.68%
372,302	Deutsche Boerse AG	58,381,665
6,363,376	Telefonica Deutschland Holding	18,459,579
87,431	Rocket Internet SE(a)	2,161,159
		79,002,403
	Hong Kong—0.40%
17,125,302	Li & Fung Ltd.	1,868,063
101,000	CLP Holdings Ltd.	1,062,520
		2,930,583
	Italy—2.80%
3,802,208	Snam SpA	19,991,255
120,175	Italgas SpA	734,714
		20,725,969
	Japan—22.82%
113,800	Nintendo Co., Ltd.	45,515,465
1,007,300	NTT DOCOMO, Inc.	28,059,488
937,200	Nippon Telegraph & Telephone Corp.	23,686,503
817,600	Japan Tobacco, Inc.	18,229,663
650,100	Subaru Corp.	16,102,867
417,200	Bridgestone Corp.	15,499,027
67,500	Daito Trust Construction Co., Ltd.	8,341,399
146,400	Mabuchi Motor Co., Ltd.	5,527,414
60,800	Secom Co., Ltd.	5,425,959
73,400	Ono Pharmaceutical Co., Ltd.	1,675,745
87,000	Shizuoka Bank Ltd.	647,128
		168,710,658

800.292.7435	29

Ariel International Fund schedule of investments	12/31/19 (UNAUDITED)

Number of shares	Common stocks—90.55%	Value
	Luxembourg—0.97%
164,372	Tenaris ADR	$3,721,382
69,953	RTL Group	3,446,713
		7,168,095
	Netherlands—4.89%
1,445,577	Koninklijke Ahold Delhaize N.V.	36,151,428

	Singapore—0.32%
356,200	Singapore Exchange Ltd.	2,346,505

	Spain—3.44%
491,233	Endesa SA	13,108,673
462,574	Tecnicas Reunidas SA(a)	12,349,089
		25,457,762
	Switzerland—10.76%
164,306	Roche Holding AG	53,399,913
36,927	Swisscom AG	19,548,263
25,959	Kuehne & Nagel Intl, AG	4,378,418
57,153	UBS AG(a)	721,236
7,508	Novartis AG	710,932
4,147	Nestle SA	448,976
134	SGS SA	366,982
		79,574,720
	United Arab Emirates—0.14%
4,048,694	Dubai Financial Market(a)	1,069,173

	United Kingdom—9.15%
2,013,273	GlaxoSmithKline plc	47,442,047
164,254	Reckitt Benckiser Group plc	13,334,919
469,304	National Grid plc	5,870,148
222,498	Kingfisher plc	639,544
188,637	Vodafone Group plc	366,707
		67,653,365
	United States—6.76%
429,037	Philip Morris Intl, Inc.	36,506,758
40,057	Pioneer Natural Resources Co.	6,063,428
68,926	EOG Resources, Inc.	5,773,242
88,422	Fluor Corp.	1,669,407
		50,012,835
	Total common stocks (Cost $621,905,773)	669,566,972

Number of shares	Short-term investments—2.96%	Value
21,879,538	Northern Institutional Treasury Portfolio, 1.51%(b)	$21,879,538
	Total short-term investments (Cost $21,879,538)	21,879,538

	Total Investments—93.51% (Cost $643,785,311)	691,446,510

	Cash, Foreign Currency, Other Assets less Liabilities—6.49%	47,985,609

	Net Assets—100.00%	$739,432,119

30	ARIELINVESTMENTS.COM

Ariel International Fund schedule of investments	12/31/19 (UNAUDITED)

At December 31, 2019, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation

02/14/2020	UBS AG	NOK	10,357,673	EUR	1,021,694	$30,707
02/14/2020	UBS AG	SEK	23,410,889	EUR	2,217,036	11,057
02/14/2020	UBS AG	AUD	51,049,259	USD	34,681,386	1,183,016
02/14/2020	UBS AG	GBP	31,675,079	USD	40,869,309	1,141,036
02/14/2020	UBS AG	JPY	562,126,116	USD	5,171,558	15,134
02/14/2020	UBS AG	NOK	27,684,015	USD	3,019,205	134,677
02/14/2020	UBS AG	SEK	110,655,136	USD	11,586,224	253,836

Subtotal UBS AG						2,769,463

02/14/2020	Northern Trust	CNH	12,433,637	USD	1,771,456	12,891
02/14/2020	Northern Trust	SEK	34,778,657	USD	3,641,687	79,617
02/14/2020	Northern Trust	SGD	7,640,122	USD	5,599,518	83,194

Subtotal Northern Trust						175,702

02/14/2020	JPMorgan Chase	AUD	6,441,406	CAD	5,812,106	48,672
02/14/2020	JPMorgan Chase	GBP	873,158	CAD	1,496,703	5,243
02/14/2020	JPMorgan Chase	AUD	1,928,407	CHF	1,301,000	6,186
02/14/2020	JPMorgan Chase	AUD	5,908,477	EUR	3,629,600	68,107
02/14/2020	JPMorgan Chase	AUD	4,203,820	USD	2,855,857	97,516

Subtotal JPMorgan Chase						225,724

Subtotal - Open forward currency contracts with unrealized appreciation						$3,170,889

Open forward currency contracts with unrealized depreciation

02/14/2020	UBS AG	USD	28,443,437	CNH	200,290,946	$(300,240)

Subtotal UBS AG						(300,240)

02/14/2020	Northern Trust	USD	3,044,812	CAD	4,039,888	(66,862)
02/14/2020	Northern Trust	USD	8,937,860	CNH	62,894,383	(88,088)

Subtotal Northern Trust						(154,950)

02/14/2020	JPMorgan Chase	USD	7,157,689	CAD	9,503,113	(161,970)
02/14/2020	JPMorgan Chase	JPY	1,034,461,661	CNH	66,915,731	(58,157)
02/14/2020	JPMorgan Chase	JPY	811,107,161	EUR	6,742,348	(100,313)

Subtotal JPMorgan Chase						(320,440)

Subtotal - Open forward currency contracts with unrealized depreciation						$(775,630)

Net unrealized appreciation (depreciation) on forward currency contracts						$2,395,259

(a) Non-income producing.

(b)The rate presented is the rate in effect at December 31, 2019.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

800.292.7435	31

Ariel Global Fund schedule of investments	12/31/19 (UNAUDITED)

Number of shares	Common stocks—92.10%	Value
	Canada—1.04%
21,102	Suncor Energy, Inc.	$691,618
10,003	IGM Financial, Inc.	287,176
2,121	Magna International, Inc.	116,295
		1,095,089
	Chile—0.06%
2,946	Banco Santander-Chile ADR	67,964

	China—8.70%
674,500	China Mobile Ltd.	5,669,667
27,954	Baidu, Inc. ADR(a)	3,533,386
		9,203,053
	Finland—1.77%
280,515	Nokia Corp. ADR	1,040,711
225,709	Nokia Corp.	834,868
		1,875,579
	France—3.85%
27,854	Michelin (CGDE)	3,408,702
3,601	Safran SA	556,002
1,056	Thales SA	109,591
		4,074,295
	Germany—3.85%
22,548	Deutsche Boerse AG	3,535,812
185,496	Telefonica Deutschland Holding	538,107
		4,073,919
	Hong Kong—0.04%
428,000	Li & Fung Ltd.	46,687

	Italy—0.23%
45,488	Snam SpA	239,167

	Japan—12.77%
8,950	Nintendo Co., Ltd.	3,579,643
103,700	NTT DOCOMO, Inc.	2,888,682
84,600	Nippon Telegraph & Telephone Corp.	2,138,154
63,000	Subaru Corp.	1,560,499
65,600	Japan Tobacco, Inc.	1,462,654
34,000	Bridgestone Corp.	1,263,104
2,900	Daito Trust Construction Co., Ltd.	358,371
2,800	Secom Co., Ltd.	249,880
		13,500,987
	Mexico—0.30%
111,675	Wal-Mart de Mexico SAB de CV	319,831

	Netherlands—0.92%
38,712	Koninklijke Ahold Delhaize N.V.	968,121

	South Korea—0.64%
8,312	KT&G Corp.	672,504

	Spain—0.59%
23,357	Endesa SA	623,287

32	ARIELINVESTMENTS.COM

Ariel Global Fund schedule of investments	12/31/19 (UNAUDITED)

Number of shares	Common stocks—92.10%	Value
	Switzerland—7.89%
23,013	Roche Holding AG	$7,479,290
1,421	Swisscom AG	752,243
636	Kuehne & Nagel Intl, AG	107,272
		8,338,805
	Taiwan—0.04%
6,000	Catcher Technology Co., Ltd.	45,435

	Thailand—0.65%
136,900	Kasikornbank PCL	688,854

	United Kingdom—7.00%
278,964	GlaxoSmithKline plc	6,573,685
40,730	National Grid plc	509,459
3,198	Reckitt Benckiser Group plc	259,629
27,721	Vodafone Group plc	53,889
		7,396,662
	United States—41.76%
65,784	Microsoft Corp.	10,374,137
64,877	Philip Morris Intl, Inc.	5,520,384
79,132	Gilead Sciences, Inc.	5,141,997
27,920	Johnson & Johnson	4,072,690
17,372	Berkshire Hathaway, Inc., Class B(a)	3,934,758
44,808	Verizon Communications, Inc.	2,751,211
55,045	Schlumberger Ltd.	2,212,809
29,182	Amdocs Ltd.	2,106,649
21,466	EOG Resources, Inc.	1,797,992
8,277	Pioneer Natural Resources Co.	1,252,890
10,177	Quest Diagnostics, Inc.	1,086,802
32,508	Tapestry, Inc.	876,741
42,044	Fluor Corp.	793,791
8,902	U.S. Bancorp	527,800
13,317	Foot Locker, Inc.	519,230
1,403	Costco Wholesale Corp.	412,370
84,927	Acacia Research Corp.(a)	225,906
2,104	Intercontinental Exchange, Inc.	194,725
1,232	QUALCOMM, Inc.	108,699
1,553	Acacia Communications, Inc.(a)	105,309
2,876	Equity Commonwealth	94,419
948	InterDigital, Inc.	51,657
		44,162,966
	Total common stocks (Cost $79,558,159)	97,393,205

Number of shares	Short-term investments—7.43%	Value
7,853,901	Northern Institutional Treasury Portfolio, 1.51%(b)	$7,853,901
	Total short-term investments (Cost $7,853,901)	7,853,901

	Total Investments—99.53% (Cost $87,412,060)	105,247,106

	Cash, Foreign Currency, Other Assets less Liabilities—0.47%	499,859

	Net Assets—100.00%	$105,746,965

800.292.7435	33

Ariel Global Fund schedule of investments	12/31/19 (UNAUDITED)

At December 31, 2019, the open forward currency contracts are:

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)
Open forward currency contracts with unrealized appreciation
02/14/2020	UBS AG	CAD	1,117,023	EUR	761,334	$3,964
02/14/2020	UBS AG	NOK	1,881,393	EUR	185,583	5,578
02/14/2020	UBS AG	SEK	3,471,904	EUR	328,793	1,640
02/14/2020	UBS AG	CAD	505,027	USD	380,597	8,394

Subtotal UBS AG						19,576

02/14/2020	Northern Trust	AUD	361,094	GBP	190,026	1,655
02/14/2020	Northern Trust	SGD	744,104	USD	545,361	8,103

Subtotal Northern Trust						9,758

02/14/2020	JPMorgan Chase	AUD	508,412	CHF	343,000	1,631
02/14/2020	JPMorgan Chase	AUD	1,699,070	EUR	1,043,745	19,585

Subtotal JPMorgan Chase						21,216

Subtotal - Open forward currency contracts with unrealized appreciation						$50,550

Open forward currency contracts with unrealized depreciation

02/14/2020	UBS AG	JPY	46,064,085	CNH	2,984,063	$(3,212)
02/14/2020	UBS AG	USD	4,502,146	CNH	31,702,888	(47,523)
02/14/2020	UBS AG	USD	665,903	GBP	516,024	(18,495)

Subtotal UBS AG						(69,230)

02/14/2020	Northern Trust	SEK	2,281,126	GBP	185,007	(1,293)
02/14/2020	Northern Trust	USD	415,132	GBP	321,420	(11,165)

Subtotal Northern Trust						(12,458)

02/14/2020	JP Morgan Chase	CAD	545,205	CHF	407,753	(2,736)
02/14/2020	JP Morgan Chase	USD	517,233	EUR	467,703	(8,877)

Subtotal JPMorgan Chase						(11,613)

Subtotal - Open forward currency contracts with unrealized depreciation						$(93,301)

Net unrealized appreciation (depreciation) on forward currency contracts						$(42,751)

(a) Non-income producing.

(b)The rate presented is the rate in effect at December 31, 2019.

ADR American Depositary Receipt

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.

34	ARIELINVESTMENTS.COM

Notes to the schedules of investments	12/31/19 (UNAUDITED)

NOTE ONE  |  ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO  |  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies related to investments of the Funds held at December 31, 2019.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) the mean between the bid and ask prices for securities for which reliable bid and ask quotations are available.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of December 31, 2019 in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Level 1	$2,167,259,440	$1,315,238,423	$62,436,267
Level 2	—	—	—
Level 3	—	—	—

Total Investments	$2,167,259,440	$1,315,238,423	$62,436,267

800.292.7435	35

Notes to the schedules of investments	12/31/19 (UNAUDITED)

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Communication services	$56,204,807	$138,716,011	$—	$194,920,818
Consumer discretionary	36,175,186	34,419,342	—	70,594,528
Consumer staples	85,993,105	18,678,639	—	104,671,744
Energy	34,776,773	—	—	34,776,773
Financials	9,371,542	59,750,029	—	69,121,571
Health care	49,973,412	55,075,658	—	105,049,070
Industrials	9,520,784	15,698,773	—	25,219,557
Information technology	13,005,119	3,099,083	—	16,104,202
Real estate	—	8,341,399	—	8,341,399
Utilities	20,041,341	20,725,969	—	40,767,310

Total common stocks	$315,062,069	$354,504,903	$—	$669,566,972
Short-term investments	21,879,538	—	—	21,879,538

Total investments	$336,941,607	$354,504,903	$—	$691,446,510

Other financial instruments
Forward currency contracts^	$—	$2,395,259	$—	$2,395,259

Ariel Global Fund	Level 1	Level 2*	Level 3	Total
Common stocks
Communication services	$12,008,153	$9,896,829	$—	$21,904,982
Consumer discretionary	4,967,655	2,823,603	—	7,791,258
Consumer staples	7,480,335	2,135,158	—	9,615,493
Energy	5,955,309	—	—	5,955,309
Financials	5,012,423	4,224,666		9,237,089
Health care	16,875,174	7,479,290	—	24,354,464
Industrials	1,685,290	357,152	—	2,042,442
Information technology	13,832,597	834,868	—	14,667,465
Real estate	94,419	358,371	—	452,790
Utilities	1,132,746	239,167	—	1,371,913

Total common stocks	$69,044,101	$28,349,104	$—	$97,393,205
Short-term investments	7,853,901	—	—	7,853,901

Total investments	$76,898,002	$28,349,104	$—	$105,247,106

Other financial instruments
Forward currency contracts^	$—	$(42,751)	$—	$(42,751)

*	As of December 31, 2019, the Level 2 investments held were securities fair valued due to market holidays and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay

36	ARIELINVESTMENTS.COM

Notes to the schedules of investments	12/31/19 (UNAUDITED)

gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments.

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE    |    TRANSACTIONS WITH AFFILIATED COMPANIES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The following transactions were made during the period ended December 31, 2019, with securities that are or were affiliated companies:

	Share activity					Three months ended December 31, 2019

Security name	Balance September 30, 2019	Purchases	Sales	Balance December 31, 2019	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets
Ariel Fund

MSG Networks, Inc. (Consumer discretionary & services)	3,692,684	150,800	—	3,843,484	$66,876,622	$—	$ —	$4,337,324	3.1%

U.S. Silica Holdings, Inc. (Materials & processing)	5,143,389	334,495	—	5,477,884	33,688,987	342,368	—	(18,073,358)	1.6

					$100,565,609	$342,368	$ —	$(13,736,034)	4.7%

800.292.7435	37

Board of trustees

Mellody L. Hobson	Chair, Board of Trustees
Co-CEO and President, Ariel Investments, LLC

William C. Dietrich*	Lead Independent Trustee Retired Executive Director, Shalem Institute for Spiritual Formation, Inc.

Eric H. Holder, Jr.*	Partner, Covington & Burling 82nd Attorney General of the United States

Christopher G. Kennedy*	Chairman, Joseph P. Kennedy Enterprises, Inc.
Founder and Chairman, Top Box Foods

Kim Y. Lew*	Vice President and Chief Investment Officer, Carnegie Corporation of New York

William M. Lewis, Jr.*	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd

Stephen C. Mills*	President, New York Knickerbockers

John W. Rogers, Jr.	Founder, Chairman, Co-CEO and Chief Investment Officer, Ariel Investments, LLC

James M. Williams*	Vice President and Chief Investment Officer, J. Paul Getty Trust

James W. Compton	Trustees Emeritus (no Trustee duties or responsibilities)
H. Carl McCall

*	Independent Trustee

38	ARIELINVESTMENTS.COM

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel International Fund.

MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation. This index pertains to Ariel Global Fund.

The MSCI EAFE Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across developed markets countries, excluding US and Canada. The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries, excluding the US and Canada. The MSCI ACWI ex USA Value Index captures large and mid cap securities exhibiting overall value style characteristics across 22 Developed and 26 Emerging Markets countries. The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 26 Emerging Markets (EM) countries. The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 26 Emerging Markets (EM) countries.

Indexes are unmanaged. An investor cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

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